July 2025 1 KB304 PEARL-2 Results for Dynamic Wrinkles of the Décolleté r e p l e n i s h r e s t o r e Exhibit 99.2

Forward-Looking Statements 2 This presentation and the accompanying oral presentation contain forward-looking statements that involve substantial risks and uncertainties. Any statements about future expectations, plans, and prospects for Jeune Aesthetics, Inc., a wholly-owned subsidiary of Krystal Biotech, Inc. (the “Company”), including but not limited to statements about the potential of the Company’s unique rejuvenative approach to addressing the underlying biology of aging skin; the clinical utility of the Company’s investigational product candidate, KB304; the PEARL-2 clinical trial evaluating KB304 for the treatment of wrinkles; the potential benefits of KB304’s unique mechanism of collagen 3 and elastin replenishment to meet the strong demand for products that address the overall quality of the skin and restore a more youthful skin appearance; the Company’s plans for Phase 2 development of KB304, including plans to submit the photonumeric scale to the FDA and align on a phase 2 protocol later this year and initiating Phase 2 development in the first half of 2026; Jeune’s technology capabilities and it being the ideal primary skin rejuvenation tool; the demand and market for décolleté treatments; existing market demand for aesthetic products, expansion trends and reasons therefor, and the Company’s beliefs about expenditures for aesthetic products in general and KB304 specifically, including its belief of significant untapped market potential; the Company’s projected aesthetic treatment ladder; plans for KB301 and other product candidates, including timing of moving another product candidate into the clinic; the strategic vision for the Company and the relationship between the Company and Krystal Biotech, Inc. (“Krystal”), including potential shareholder maximizing opportunities; and other statements containing the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “target”, “potential”, “likely”, “will”, “would”, “could”, “should”, “continue”, and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties associated with regulatory reviews and the content and timing of regulatory authorities’ decisions; uncertainties in the initiation and conduct of clinical trials and availability and timing of data from clinical trials; the availability or commercial potential of product candidates; and such other important factors as are set forth in Krystal’s filings with the SEC. The forward-looking statements represent the Company’s and Krystal’s views as of the date of this presentation and should not be relied upon as representing the views as of any subsequent date. The Company and Krystal specifically disclaim any obligation to update forward-looking statements. This presentation contains estimates and statistical data. Estimates involve assumptions and limitations, and investors are cautioned not to give undue weight to estimates. Neither the Company, Krystal, nor any other person makes any representation as to the accuracy or completeness of such estimates or data or undertakes any obligation to update such estimates or data. Any projections, assumptions, and estimates of future performance are necessarily subject to a high degree of uncertainty and risk. All product candidates described in this presentation are investigational therapies. © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.

3 Jeune Team Name Title / Years of Experience Prior Experience Marc Forth Chief Executive Officer 30 years • President & CEO, AEON Biopharma • In-licensed lead asset from Daewoong • Led separation from Alphaeon and merger with SPAC to take AEON public • Board Member Jeune • 16 years at Allergan • SVP of Neurosciences, Urology and Medical Derm • Led commercial planning and execution for Botox Cosmetic September Riharb Chief Marketing Officer 30 years • Spent 5 years as VP Marketing at Evolus • Spent over 20 years in aesthetics at Allergan, McGhan, Inamed Nishant Saxena Chief Financial Officer 25 years • Spent 16 years investment banking at Evercore • Advised on $500 bn of transactions • Involved in $4bn of private, public and equity-linked financings Additional Participants Name Title Years of Experience Suma Krishnan Founder & President R&D, Krystal Biotech Board Member, Jeune 30 years Today’s Presenters and Participants © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.

Jeune Aesthetics: A Wholly Owned Subsidiary of Krystal Biotech, Inc. 4 *Jeune holds exclusive license to Krystal’s HSV-1 gene delivery platform for cash pay markets Subsidiary Dedicated to Cash Pay Markets*  Clinical Development  Commercial Fully integrated biotech developing portfolio of genetic medicines R&D Finance / HR Manufacturing Legal Regulatory © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.

KB304 Designed to Increase Type III Collagen and Elastin Levels in Aging Skin



Epidermis
Dermis
JEUNE
Collagen-1
Elastin
Fibroblast
Collagen-3
KB304 Payloads

- Type III collagen (COL3) is the second most abundant type of collagen protein in the skin but levels decline significantly with age[1]
- COL3 is indispensable for youthful, resilient skin[2] and has been implicated in both new collagen fibril formation as well as regulation of collagen fibril diameter, organization, and elasticity[2]
- Elastin is ~1000 times more flexible than collagen, and gives skin its elastic quality[3]
- The production of elastin, which has a ~70 year[4] half-life, peaks near birth and effectively ceases by adulthood[5]
- Due to the low rate of turnover, elastin fibers are particularly prone to the accumulation of damage from aging (extrinsic aging in particular)
- This degradation of the elastin network over time leads to sagging and wrinkled skin

	Type I Collagen	Type III Collagen	Type IV Collagen	Elastin
Percentage in the skin	70-80%	15%-20%	Small %	2-3%
Function	Forms dense, tightly packed fibers that provide firmness and tensile strength	Provides flexibility and elasticity, allowing skin to stretch and recover	Forms the basal lamina, provides filtration and structural support	Provides stretch and flexibility to prevent sagging
Aging alteration	Increases with growth, decreases with age	Abundant in young skin, decreases with age	Gradually declines, weakening the skin barrier	Abundant in baby skin, peaks in mid-20s / early 30s and declines thereafter

1. Varani J, Dame MK, Rittie L, Fligiel SEG, Kang S, Fisher GJ, Voorhees J, Decreased Collagen Production in Chronologically Aged Skin, American Journal of Pathology, Vol 168, No. 6, June 2006
2. Singh D, Rai V, Agrawal D, Regulation of Collagen I and Collagen III in Tissue Injury and Regeneration, Cardiol Cardiovasc Med. 2023 ; 7(1): 5–16. doi:10.26502/fccm.92920302.
3. Gosline J, Lillie M, Carrington E, Guerette P, Ortlepp C, Savage K. Elastic proteins: biological roles and mechanical properties. Philos. Trans. Royal Soc. B 357 (1418) (2002) 121–132.
4. Shapiro S.D. et al. Marked longevity of human lung parenchymal elastic fibers deduced from prevalence of D-aspartate and nuclear weapons-related radiocarbon. J. Clin. Invest. 1991; 87: 1828-1834
5. Swee M.H. et al. Developmental regulation of elastin production. Expression of tropoelastin pre-mRNA persists after down-regulation of steady-state mRNA levels. J. Biol. Chem. 1995; 270: 14899-14906

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© Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.

KB304 Data Review 6

7 © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved. PEARL-2 Evaluating KB304 in Dynamic Wrinkles of the Décolleté Study Objective and Design • Randomized (2:1), double-blind, placebo-controlled study evaluating KB304 for the improvement of dynamic wrinkles of the décolleté in adults • Key study objectives were safety and preliminary efficacy as assessed by investigator and subject, as well as images; surveys for efficacy assessment included • Investigator and Subject: 5-point Global Aesthetic Improvement Scale (GAIS) • Subject Only: Subject Satisfaction Questionnaire (SSQ) • Key exclusion / inclusion criteria • Females above 18 and up to 75 years of age, Fitzpatrick phototype score I-IV • No skin conditions or aesthetic treatments in décolleté region, last 6 months Study Population • 19 subjects enrolled and 18 assessed through three month follow up • Assessed subjects: • Median 62 years of age (range 47 to 75 years), all female • All active subjects received KB304 • All placebo subjects received saline Treatment Visits • Image Capture at Baseline • Subject and Investigator Assessments at Baseline • Three Treatments Injected Two Weeks Apart One Month Follow Up • Image Capture • Subject and Investigator Assessments Two Month Follow Up • Image Capture • Subject and Investigator Assessments Three Month Follow Up • Image Capture • Subject and Investigator Assessments One Month One Month One Month

Safety Findings in the Décolleté Region • All AEs were mild or moderate in severity and transient in nature. No serious AEs or SAEs were observed in the study • The most common AEs were pruritis, myalgia, and skin reaction • Both the frequency and duration of AEs decreased with subsequent doses © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved. 8 AEs by Severity Grade Median Days with AE Symptoms 1 2 3 4 5 Dose Events (n) Mild (n) Moderate (n) Severe (n) Life-Threatening (n) Fatal (n) All 60 24 36 0 0 0 3 After Dose 1 43 13 30 0 0 0 4 After Dose 2 11 8 3 0 0 0 2 After Dose 3 6 3 3 0 0 0 2

9 © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved. KB304 Showed a Clear Separation from Placebo Follow Up Period After Treatment KB304 (n = 11) Placebo (n = 7) 0% 20% 40% 60% 80% 100% One Month Two Months Three Months One Month Two Months Three Months Investigator GAIS Assessed Lines / Wrinkles 0% 20% 40% 60% 80% 100% One Month Two Months Three Months One Month Two Months Three Months Subject GAIS Assessed Lines / Wrinkles Follow Up Period After Treatment KB304 (n = 11) Placebo (n = 7) +2 Points = Much Improved +1 Point = Improved 0 Point = No Change -1 Point = Worse -2 Points = Much Worse

10 © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved. Improvements Across Multiple Other Skin Attributes *Defined as GAIS scores of +1 or +2 Investigator Assessed Skin Attributes Follow Up Period After Treatment One Month Two Months Three Months 0% 20% 40% 60% 80% 100% One Month Two Months Three Months Elasticity Crepiness Hydration Radiance Texture KB304 (n = 10-11) Placebo (n = 7)

11 © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved. Improvements Across Multiple Other Skin Attributes *Defined as GAIS scores of +1 or +2 Subject Assessed Skin Attributes Follow Up Period After Treatment KB304 (n = 10-11) Placebo (n = 7) 0% 20% 40% 60% 80% 100% One Month Two Months Three Months Elasticity Crepiness Hydration Radiance Texture One Month Two Months Three Months

12 © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved. KB304 Subject Satisfaction with Line / Wrinkle Improvement Increased with Time KB304 (n = 11) Placebo (n = 7) One Month Two Months Three Months

Décolleté Before and After Images 13 © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved. Baseline Three Month Follow Up

Décolleté Before and After Images 14 © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved. Baseline Three Month Follow Up

Next Steps and Market Opportunity 15

Next Steps for KB304 16 © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.  Select indication for Phase 2 development – completed, décolleté selected  Develop décolleté-specific photonumeric scale (Jeune Décolleté Wrinkle Scale) and assessment tool for patient report outcomes – completed  Validate Jeune Décolleté Wrinkle Scale – completed  Submit photonumeric scale to FDA / align on Phase II protocol – second half 2025  Initiate Phase 2 development – first half 2026   

No Primary Aesthetic Tool Addresses Aged Skin

Jeune is focused on Addressing the Underlying Cause of Skin Aging

Neurotoxins

Paralyze

By inducing denervation **toxins paralyze the underlying muscle** to prevent movement, thereby temporarily decreasing the appearance of wrinkles

Fillers

Fill

Whether hyaluronic acid, bovine collagen, or others, **fillers add artificial volume** to temporarily decrease the appearance of wrinkles

Energy-Based Devices

Damage

Using light and sound waves, **energy-based devices damage the skin** with the hope of triggering a wound healing response

VS.

Jeune

Replenish & Restore

Via targeted delivery directly to skin cells Jeune's treatments are designed to **replenish** key skin proteins to **restore** and maintain healthy, glowing skin

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© Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.

Address Root Cause of Skin Aging Injected with Standard Syringes and Needles Shipped and Stored like other Injectables No Capital Equipment Investment Jeune Technology Jeune Technology Jeune Technology Jeune Technology © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved. 18 Ideal Primary Tool for Skin Rejuvenation

9.9M Cosmetic Neurotoxin Injections and 6.3M Cosmetic Filler Injections in US1 No FDA Approved Aesthetic Injectables for the Décolleté © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved. 1 American Society of Plastic Surgeons Procedural Statistics Release 2024, excludes fillers for lip augmentation 2 The Best Anti-Aging Chest and Décolletage Products and Derm Treatments | Vogue The Décolleté: New Emphasis is Being Given to Keeping the Area as Fresh as your Face2 19 Significant Existing Consumer Demand

Several Factors Driving Growth in an Already Massive Market

Global Skin Rejuvenation Market[1]

$24.6B → $44.5B

2023 → by 2030

Aging Demographics[2]

Global – People over 40

3.0B → 3.5B

2023 → by 2030

Increasing focus on Beauty & Wellness

Driven by social media, improved access and greater societal focus on self care

Prejuvenation[3]

Growth of Minimally Invasive Procedures in Millennials

Gen Z is 22% of Global Population

Increasing Demand due to GLP-1 Accelerated Skin Aging[4]

Collagen and Elastin Damage in Skin due to Significant Weight loss

Massive Untapped Potential[5]

Only 24% of Americans have had an aesthetic / cosmetic procedure

1. Br J Dermatol 2023; 189:i17–i23
2. United Nations, Department of Economic and Social Affairs, World Prospects 2024
3. Gen Z and Gen Alpha Infographic Update – McCrindle
4. Ozempic Is Changing People's Skin, Say Plastic Surgeons | Allure
5. Realself Culture Report, 2023, Survey YouGov

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© Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.

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OTC Beauty Lotions Aesthetic Practice Visit Reverse Skin Aging with Jeune Technology Addition of Neurotoxin and Filler 21 Treatment Goal Maintain youthful skin naturally; delay, avoid, or reduce toxins, fillers and EBD procedures Projected Aesthetic Treatment Ladder © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.

Robust Pipeline of Candidates Addressing Significant Market Opportunities

Pipeline addresses multiple aspects of skin quality, with potential to address significant opportunities in cash pay markets

Program	Indication	Key Skin Protein	Skin Quality Attribute	Discovery	Preclinical	Phase I	Phase II	Phase III	Marketed
KB304	Dynamic Wrinkles of the Décolleté	Type III collagen (COL3) + Elastin (ELN)	Structure, Flexibility and Elasticity						
KB301	TBD	COL3	Structure and Flexibility						
KB303	TBD	ELN	Skin Elasticity						
KB302	TBD	Type I collagen (COL1)	Structure and Strength						
KB305	TBD	Type IV (COL4)	Lower Skin Structure						



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© Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.

23 Long Term Strategic Vision for Jeune Vision: Creating a new category of minimally invasive therapies to fundamentally address the underlying biology of aging skin by replenishing native proteins and restoring the skin  Jeune is well-positioned to rapidly advance KB304 through value-creating Phase 2 milestones  Jeune will evaluate other potential indications for KB301  Jeune expects to progress another product candidate into the clinic within the next 12-24 months  As pipeline progresses in the clinic, need for dedicated resources and expertise will grow  Jeune was purpose-built as wholly owned subsidiary to allow optionality for value-creating events during clinical development © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.

24 Key Highlights De-Risked, Validated Approach that Directly Addresses the Root Causes of Aging Skin Leverages Krystal’s Validated Gene Delivery Platform, Comprehensive IP, Manufacturing Capabilities, Operational and Regulatory Expertise Experienced Management Team and Advisors with Significant Expertise in Developing and Commercializing Products in Cash Pay Markets Deep Pipeline of Additional Candidates Targeting Significant Cash Pay Market Opportunities Product Candidates, both KB301 and KB304, Supported by Positive Patient Data 1 5 2 3 4 Jeune | A Differentiated Solution to a Massive Market Opportunity © Copyright 2025 Jeune Aesthetics, Inc. All rights reserved.

Closing and Q&A 25